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                                                                    EXHIBIT 99.6




                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                         OF TECHNICAL OLYMPIC USA, INC.
                       PURSUANT TO 18 U.S.C. Section 1350


In connection with the accompanying report on Form 8-K dated as of September 9, 2002 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tommy L. McAden, Chief Financial Officer of Technical Olympic USA, Inc. (the "Company"), hereby certify, to the best of my knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Executed this 9th day of September, 2002.


                                       /s/ Tommy L. McAden
                                       -----------------------------------------
                                       Tommy L. McAden
                                       Chief Financial Officer